--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.6
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.              REVISED
                                           -------
                                           Report Number: 3          Page 1 of 3


                      Debtor.              For the period FROM: February 1, 2001
                                                         TO:   February 28, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------


                  Other Operating Revenues (Specify)                                                                ----------------


         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------


              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------


              Total Non-Operating Expenses                                                                          ----------------


     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 3             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):


                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------




3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:           None made




4.       Tax Liability:
                         Gross Payroll Expense for Period:         $  270,327.55
                                                                      ----------
                         Gross Sales for Period Subject to Sales Tax      0.00
                                                                   $  ----------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----


    Federal Payroll and Withholding Taxes              See attachment
    State Payroll and Withholding Taxes                See attachment
    State Sales and Use Taxes                 None
    Real Property Taxes*****                  None



     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.




5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------


--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 3             Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $179,826.85
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ------------------ -------------
             Quarterly            Total                                                                                 Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.             Owing


         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


         December  2000        $ 398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.


Dated:       March     , 2001
                   ----
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee


                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                  FEBRUARY 2001


                                                              Feb 01
                                                      ------------------
    Ordinary Income/Expense
          Income
            4000-TRANSPORTATION                              683,577.72
                                                      ------------------
          Total Income                                       683,577.72
          Cost of Goods Sold
            5005-DAMAGE OUTSIDE VEHICLES                         225.00
            5007-DISPOSAL FEES                                16,055.58
            5200-DRIVER COST
                  5210-DRIVER WAGES                          158,261.66
                  5220-DRIVER PAYROLL TAXES                   18,018.84
                  5230-DRIVER INJURY                             354.00
                  5270-SAFETY MEETING                            490.40
                                                      ------------------
            Total 5200-DRIVER COST                           177,124.90
            5300-INSURANCE
                  5310-MEDICAL                                14,113.52
                  5320-LIABILITY                              53,626.61
                  5330-WORKERS' COMPENSATION                  31,206.27
                                                      ------------------
            Total 5300-INSURANCE                              98,946.40
            5350-GREENWASTE PAYROLL COSTS
                  5351-WAGES                                  36,043.20
                  5352-PAYROLL TAXES                           4,347.72
                                                      ------------------
            Total 5350-GREENWASTE PAYROLL COSTS               40,390.92
            5500-FUEL                                        116,018.29
            5600-REGISTRATION                                 15,861.00
            5700-REPAIR & MAINTENANCE
                  5710-MECHANIC WAGES                         27,253.83
                  5715-PAYROLL TAXES - MECHANIC                3,175.11
                  5720-TIRES                                  15,290.91
                  5725-TIRE SERVICE                            4,904.13
                  5730-TRUCK MAINTENANCE                       3,506.28
                  5735-TRUCK REPAIR- PARTS                    21,475.20
                  5745-TRAILER REPAIRS                           892.60
                  5750-TRUCK WASH                              1,360.00
                  5700-REPAIR & MAINTENANCE - Other          -13,461.59
                                                      ------------------
            Total 5700-REPAIR & MAINTENANCE                   64,396.47
            5810-SUBHAULING                                   25,645.00
            5900-TOWING                                          170.00
                                                      ------------------
          Total COGS                                         554,833.56
                                                      ------------------
      Gross Profit                                           128,744.16
          Expense
            6005-ADMINISTRATIVE EXPENSES                       2,645.83
            6010-ADVERTISING                                       0.00
            6020-AUTO EXPENSES

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                  FEBRUARY 2001


                                                                   Feb 01
                                                            ----------------


      6021-ALLOWANCE                                               2,000.00
      6022-GAS & OIL                                               2,405.23
      6023-REPAIR & MAINTENANCE                                      656.17
                                                            ----------------
    Total 6020-AUTO EXPENSES                                       5,061.40


    6050-BANK CHARGES                                                125.70
    6110-CORPORATE ALLOCATION                                    -53,887.27
    6175-DIRECTORS AND OFFICERS INSURANC                           6,381.68
    6200-DUES AND SUDSCRIPTIONS                                      113.00
    6510-MAINTENANCE                                               2,876.13
    6530-MEDICAL INSURANCE                                         2,698.84
    6550-OFFICE FORMS                                                580.98
    6560-OFFICE MAINTENANCE                                          296.61
    6570-OFFICE SUPPLIES                                           2,071.84
    6580-OFFICE WAGES                                             48,768.86
    6585-PAYROLL TAXES - OFFICE                                    4,893.60
    6700-PERMITS                                                     248.00
    6710-POSTAGE & DELIVERY                                        1,477.09
    6740-SECURITY WAGES                                            1,500.00
    6745-PAYROLL TAXES - SECURITY                                    182.25
    6750-SUPERVISORS                                              15,859.23
    6755-PAYROLL TAXES - SUPERVISORS                               1,634.43
    6756-RENT                                                     10,498.07
    6850-TRAVEL & ENTERTAINMENT
      6851-TRANSPORTATION                                           -820.60
      6852-LODGING                                                   130.88
      6853-MEALS                                                     376.50
                                                            ----------------
    Total 6850-TRAVEL & ENTERTAINMENT                               -313.22
    6900-UTILITIES
      6910-SECURITY                                                  773.00
      6920-ELECTRIC                                                  525.26
      6930-GAS                                                        22.74
      6940-TELEPHONE                                              12,367.80
      6950-WATER                                                     503.07
      6960-WASTE                                                     267.48
      6970-PEST CONTROL                                               45.00
                                                            ----------------
    Total 6900-UTILITIES                                          14,504.35
                                                            ----------------
   Total Expense                                                  68,217.40
                                                            ----------------
 Net Ordinary Income                                              60,526.76


 Other Income/Expense
    Other Income
    7000-OTHER INCOME
    7020-RENTAL INCOME                                             3,697.44
                                                            ----------------
   Total 7000-OTHER INCOME                                         3,697.44
                                                            ----------------
  Total Other Income                                               3,697.44

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                  FEBRUARY 2001


                                                                   Feb 01
                                                           ----------------


  Other Expense
    8500-DEBT SERVICE
      8515-BANCO POPULAR LOC                                     5,337.99
      8516-BANCO POPULAR MTG                                     8,098.00
      8530-GE CAPITAL FLEET SERVICES                               952.81
      8570-SUNSET                                                8,900.00
                                                           ----------------
  Total 8500-DEBT SERVICE                                       23,288.80
                                                           ----------------
  Total Other Expense                                           23,288.80
                                                           ----------------
 Net Other Income                                              -19,591.36
                                                           ----------------
Net Income                                                      40,935.40
                                                           ================



                                              USA BIOMASS CORPORATION
                                                 A/R AGING SUMMARY
                                              AS OF FEBRUARY 28, 2001



                                         Current        1 - 30        31 - 60      61 - 90        > 90         TOTAL
                                       ------------  -------------  ------------  -----------  -----------  ------------
A GROWING CONCERN                         1,570.43       1,133.01          0.00     2,238.63        79.93      5,022.00
ARBOR CARE                                2,693.18           0.00          0.00         0.00         0.00      2,693.18
ASPLUNDH                                  3,645.16       1,891.56      2,688.43     1,075.99         0.00      9,301.14
BILL'S TREE SERVICE                         303.55         370.90          0.00         0.00         0.00        674.45
BLT                                         900.00       9,880.00      3,800.00       930.00         0.00     15,510.00
BURRTEC                                  14,372.81      10,348.23     21,436.78     6,703.14         0.00     52,860.96
CLAREMONT                                 6,449.31       4,888.32      4,556.39         0.00         0.00     15,894.02
COMMERCE, CITY OF                            50.45         129.80          0.00         0.00         0.00        180.25
COUNTY SANITATION LA                     30,436.50      31,658.60          0.00         0.00       550.00     62,645.10
JACKSON DISPOSAL                            679.58         467.34        183.11       463.78         0.00      1,793.81
KNUDSEN GRADING CO.                         889.41           0.00          0.00         0.00         0.00        889.41
LANDSCAPE MANAGEMENT SERVICES               596.27           0.00          0.00         0.00         0.00        596.27
LAWRENCE LANDSCAPE                          222.15           0.00          0.00         0.00         0.00        222.15
lLitter Box Disposal                         40.42           0.00          0.00         0.00         0.00         40.42
MARIPOSA                                    923.16           0.00          0.00         0.00         0.00        923.16
MISSION LANSCAPING                          630.75         147.30          0.00         0.00         0.00        778.05
POTENTIAL                                 5,270.00      40,190.00        110.00       685.00         0.00     46,255.00
QUALITY                                   4,700.00       3,450.00     11,000.00    17,680.00         0.00     36,830.00
SANTA FE SPRINGS                             20.35           0.00          0.00        30.00         0.00         50.35
STONETREE LANDSCAPE                         744.02         459.31        265.24       233.86         0.00      1,702.43
SUNSET                                  -28,948.36     122,017.50     91,744.50         0.00         0.00    184,813.64
TOTAL LANSCAPE MAINTENANCE                  428.46           0.00          0.00         0.00         0.00        428.46
TRUGREEN LANDCARE                            47.20           0.00          0.00       147.89         0.00        195.09
WASTE CARSON                             59,826.02     157,495.00          0.00         0.00         0.00    217,321.02
WASTE INLAND EMPIRE                           0.00           0.00          0.00       297.30    11,469.64     11,766.94
WASTE SOUTH GATE                         27,376.00      51,955.00     53,100.00         0.00         0.00    132,431.00
WHITTIER                                  1,833.37         703.38        323.77         0.00         0.00      2,860.52
YUKON                                     1,806.90       2,354.70      4,962.66         0.00         0.00      9,124.26
                                       ------------  -------------  ------------  -----------  -----------  ------------


TOTAL                                   137,507.09     439,539.95    194,170.88    30,485.59    12,099.57    813,803.08
                                       ============  =============  ============ ============  ===========  ============

                                              USA BIOMASS CORPORATION
                                                 A/P AGING SUMMARY
                                              AS OF FEBRUARY 28, 2001



                                            Current       1 - 30      31 - 60    61 - 90     > 90         TOTAL
                                          ------------  -----------  ----------  --------- ----------  -------------
"Y" TIRE SALES                              10,797.66         0.00        0.00       0.00       0.00      10,797.66
A-1 COAST TEMP SERVICE                          75.60         0.00        0.00       0.00       0.00          75.60
ABLE SCALE REPAIR                            1,425.00         0.00        0.00       0.00       0.00       1,425.00
ADT SECURITY SERVICES                          773.00         0.00        0.00       0.00       0.00         773.00
AIRBORNE EXPRESS                               298.88         0.00        0.00       0.00       0.00         298.88
AT&T                                           151.49        20.62       55.01       0.00       0.00         227.12
BETTS TRUCK PARTS                              780.88     2,680.52        0.00       0.00       0.00       3,461.40
CAPITAL ONE, F.S.B.                             35.00         0.00        0.00       0.00       0.00          35.00
CITY OF SANTA FE SPRINGS                        28.26         0.00        0.00       0.00       0.00          28.26
COSBY OIL COMPANY, Inc.                      6,202.33         0.00        0.00       0.00       0.00       6,202.33
COUNTY OF ORANGE                               598.16         0.00        0.00       0.00       0.00         598.16
COURT TRUSTEE                                1,253.17         0.00        0.00       0.00       0.00       1,253.17
DELUXE BUSINESS FORMS AND SUPPLIES             340.21         0.00        0.00       0.00       0.00         340.21
DEPARTMENT OF MOTOR VEHICLES                    16.00         0.00        0.00       0.00       0.00          16.00
DEPT. OF CHILD SUPPORT SERVICES                378.00         0.00        0.00       0.00       0.00         378.00
EUGENE W. TIDGEWELL                          1,227.06         0.00        0.00       0.00       0.00       1,227.06
F. TRUCK REPAIR                                  0.00         0.00        0.00       0.00   4,519.43       4,519.43
FEDEX                                           27.42         0.00        0.00       0.00       0.00          27.42
FIVE STAR GAS AND GEAR                         116.48         0.00        0.00       0.00       0.00         116.48
FONTANA WATER COMPANY                          141.80         0.00        0.00       0.00       0.00         141.80
FRANCHISE TAX BOARD                            772.76         0.00        0.00       0.00       0.00         772.76
GCR TRUCK TIRE CENTER                          253.50     1,905.46        0.00       0.00       0.00       2,158.96
GE CAPITAL FLEET SERVICES                      952.81         0.00        0.00       0.00       0.00         952.81
IBEX FINANCIAL SERVICES, Inc.                    0.00    12,040.10        0.00       0.00       0.00      12,040.10
IMPERIAL PREMIUM FINANCE, Inc.               6,381.68         0.00        0.00       0.00       0.00       6,381.68
INTERSTATE FILTRATION SERVICES, Inc.         1,237.62       245.84        0.00       0.00       0.00       1,483.46
JOHN TSAGAKIS                                  500.00         0.00        0.00       0.00       0.00         500.00
JOSEPHINE F. SANCHEZ                           389.61         0.00        0.00       0.00       0.00         389.61
KATHLEEN D. REESE                            1,824.87         0.00        0.00       0.00       0.00       1,824.87
L.A. LUBE, INC.                                  0.00      -400.00    2,200.00     800.00       0.00       2,600.00
LANCE B. JONES                                 325.98         0.00        0.00       0.00       0.00         325.98
MANHATTAN MEDICAL                              430.50         0.00        0.00       0.00       0.00         430.50
NEW ENGLAND BUSINESS SERVICE, Inc.             240.77         0.00        0.00       0.00       0.00         240.77
NEXTEL COMMUNICATIONS                        9,485.21         0.00        0.00       0.00       0.00       9,485.21
NORCAL/San Bernardino, Inc.                 36,961.95         0.00        0.00       0.00       0.00      36,961.95
OFFICE DEPOT                                     0.00         0.00       43.07       0.00       0.00          43.07
ORKIN EXTERMINATING                             90.00         0.00        0.00       0.00       0.00          90.00


                                              USA BIOMASS CORPORATION
                                                 A/P AGING SUMMARY
                                              AS OF FEBRUARY 28, 2001



                                            Current       1 - 30      31 - 60    61 - 90     > 90         TOTAL
                                          ------------  -----------  ----------  --------- ----------  -------------
PARASEC                                       139.50          0.00        0.00      0.00       0.00         139.50
PEDRO SIGALA                                  200.00          0.00        0.00      0.00       0.00         200.00
PIVAS TRANSPORT INC.                            0.00          0.00    6,600.00      0.00       0.00       6,600.00
PRINTING SOLUTIONS                              0.00          0.00     -282.42      0.00       0.00        -282.42
QUAD SERVICE, Inc.                            897.74          0.00        0.00      0.00       0.00         897.74
QUILL CORPORATION                             134.18          0.00        0.00      0.00       0.00         134.18
RDO TRUCK CENTER CO.                        3,604.68          0.00        0.00      0.00       0.00       3,604.68
RIVERSIDE COUNTY DISTRICT ATTORNEY             62.50          0.00        0.00      0.00       0.00          62.50
RIVERSIDE TENT & AWNING CO., Inc.             204.75          0.00        0.00      0.00       0.00         204.75
SORIANO'S MOBIL WASH                          650.00          0.00        0.00      0.00       0.00         650.00
SOUTHERN CALIFORNIA EDISON                    276.57          0.00        0.00      0.00       0.00         276.57
SOUTHERN CALIFORNIA WATER                      23.34          0.00        0.00      0.00       0.00          23.34
SOUTHERN CALIFORNIA WATER 2                   265.93          0.00        0.00      0.00       0.00         265.93
TCI TIRE CENTERS, LLC                           0.00        871.35        0.00      0.00       0.00         871.35
TEAMSTERS MISC. SECURITY FUND                   0.00     -1,725.95        0.00      0.00       0.00      -1,725.95
TED JOHNSON PROPANE                           126.27          0.00        0.00      0.00       0.00         126.27
THE GAS COMPANY                                22.74          0.00        0.00      0.00       0.00          22.74
THE SOCO GROUP, Inc.                        2,123.30          0.00        0.00      0.00       0.00       2,123.30
UNITED PARCEL SERVICE                         195.17        200.74      163.08      0.00       0.00         558.99
VERIZON CALIFORNIA                          3,052.54          0.00        0.00      0.00       0.00       3,052.54
XEROX CORPORATION                               0.00        253.80        0.00      0.00       0.00         253.80
YURA TRUCKING                               7,015.00      5,405.00        0.00      0.00       0.00      12,420.00
                                         ------------  -----------  ----------  --------- ----------  -------------
TOTAL                                     103,507.87     21,497.48    8,778.74    800.00   4,519.43     139,103.52
                                         ============  ===========  ==========  ========= ==========  =============


                             USA BIOMASS CORPORATION
                             TRANSACTIONS BY ACCOUNT
                             AS OF FEBRUARY 28, 2001


                                               Type        Date       Num                    Name                  Amount
                                              -------  ------------- -------  ---------------------------------------------
2020 -  ACCRUED FEDERAL PAYROLL TAXES
                                              Check      02/08/2001  WIRE     SANWA BANK                          -21,244.17
                                              Check      02/14/2001  WIRE     SANWA BANK                          -19,087.31
                                              Check      02/20/2001  WIRE     SANWA BANK                          -21,830.06
                                              Check      02/28/2001  WIRE     SANWA BANK                          -20,983.27
                                                                                                                  ------------
TOTAL FEDERAL TAXES PAID                                                                                          -83,144.81
                                                                                                                  ------------


                                               Type        Date       Num                    Name                  Amount
                                              -------  ------------- -------  ---------------------------------------------
2021 -  ACCRUED STATE PAYROLL TAXES
                                              Check      02/07/2001  1001     EMPLOYMENT DEVELOPMENT DEPT          -5,479.69
                                              Check      02/09/2001  1002     EMPLOYMENT DEVELOPMENT DEPT          -5,038.64
                                              Check      02/19/2001  1003     EMPLOYMENT DEVELOPMENT DEPT          -5,622.97
                                              Check      02/26/2001  1004     EMPLOYMENT DEVELOPMENT DEPT          -5,226.02
                                                                                                                 ------------
TOTAL STATE TAXES PAID                                                                                            -21,367.32
                                                                                                                 ------------

